Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston

41	$777.6M	$21.0M	$2.1B	4,782
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (90% affordable)
16.1M	19,666	$1.9B	$140.0M	$4.2B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

MILDRED C. HAILEY APARTMENTS 1A

The HIT provided $14.0 million in financing for the $105.3 million new construction of the 100-unit (100% affordable) Mildred C. Hailey Apartments 1A, creating an estimated 728,560 hours of union construction work.

PROJECT PROFILE:

WHITTIER STREET PHASE 3

The HIT provided $26.6 million in financing for the $125.5 million new construction of the 119-unit (90% affordable) Whittier Street Phase 3 Apartments, creating an estimated 824,920 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	MARCH 2023

Horizons Watermark (Building America)	Cote Village	Georgetowne Homes

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in ourselves while addressing a critical community need.”

—	Brian Doherty, Secretary Treasurer Building and Construction Trades Council of Metropolitan Boston

HIGHLIGHTS OF BOSTON INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
95 Saint	Boston	$51,940,400	$66,685,759	478,300
Cote Village	Boston	$20,116,000	$49,049,428	415,960
Mildred C. Hailey Apartments 1A	Boston	$14,040,000	$105,275,177	728,560
Mildred C. Hailey Apartments 1B	Boston	$16,020,000	$88,887,626	611,020
Old Colony Phase Three A	Boston	$47,880,000	$64,040,973	511,510
Old Colony Phase Three B	Boston	$42,449,000	$61,054,733	486,320
Old Colony Phase Three C	Boston	$36,430,000	$26,506,507	198,030
Old Colony Phase Four	Boston	$27,432,000	$84,684,476	562,100
Old Colony Phase Five	Boston	$25,993,000	$78,109,976	478,090
Whittier Street Phase 3	Boston	$26,645,000	$125,475,018	824,920

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com